TCW Funds, Inc.

Supplement dated January 23, 2023 to the

Prospectus (the “Prospectus”) dated March 1, 2022, as supplemented

For current and prospective investors in the TCW Select Equities Fund (the “Fund”):

Effective February 1, 2023, Brandon Bond, CFA, will begin serving as a portfolio manager of the Fund. Craig C. Blum, CFA, will continue to serve as a portfolio manager of the Fund. Therefore, effective February 1, 2023, the disclosure under the heading “TCW Select Equities Fund — Portfolio Managers” on page 31 of the Prospectus is deleted in its entirety and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Adviser
Craig C. Blum, CFA (Lead Portfolio Manager)	18 years	Group Managing Director
Brandon Bond, CFA	Since February 2023	Managing Director

In addition, effective February 1, 2023, the disclosure relating to the Fund under the heading “Management of the Funds – Portfolio Managers” on page 112 of the Prospectus is deleted in its entirety and replaced with the following:

TCW Select Equities Fund

Craig C. Blum (Lead Portfolio Manager)	Group Managing Director, the Advisor and TCW LLC.
Brandon Bond	Managing Director, the Advisor and TCW LLC.

In addition, effective July 1, 2023, Mr. Blum will cease to be a portfolio manager of the Fund. Mr. Blum will continue to provide consulting services to the Advisor after that date. Mr. Bond will continue to serve as portfolio manager of the Fund.

Please retain this Supplement with your Prospectus for future reference.